Fifth Third Bank | All Rights Reserved
Credit Suisse
Financial Services Conference
Daniel T. Poston
EVP & Chief Financial Officer
February 10, 2010
Please refer to earnings release dated January 21, 2010 for further information, including full results reported on a U.S. GAAP basis
Exhibit 99.1

Fifth Third Bank | All Rights Reserved
4Q09 in review
Prudent management of credit position
• Net charge-offs declined 6%
• Early and late stage delinquencies declined
significantly from 3Q09
• NPAs, excluding loans held-for-sale, increased 1% from
the previous quarter
• Reserve position remains strong, at 4.88% of loans and
127% of nonperforming loans
• Realized credit losses have been significantly below
SCAP scenarios
Strong capital levels
• Tangible common equity ratio of 6.5%
• Tier 1 common ratio of 7.0%
• Tier 1 capital ratio of 13.3%
• Exceeded $1.1 billion SCAP capital commitment by 80%
Continued core business momentum
• Net loss of $98M, diluted EPS of ($0.20)
– 3Q09 net loss of $97 million included Visa benefit of
$206 million after-tax
• Net interest margin of 3.55%, up 12 bps sequentially
• Average core deposits up 11%, wholesale funding
down 44% year-over-year
• Extended $19 billion of new and renewed credit

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Net interest income
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
4Q08 1Q09 2Q09 3Q09 4Q09
0
100
200
300
400
Spread (right axis) Asset yield Liability rate
$816
$746
$801
$847 $859
3.45%
3.33%
3.13%
2.92%
3.15%
2.0%
2.5%
3.0%
3.5%
4.0%
4Q08 1Q09 2Q09 3Q09 4Q09
$300
$400
$500
$600
$700
$800
$900
Net interest income (right axis) NIM
Core NII and NIM*
• Trends in net interest income and net
interest margin compare favorably with
peers
– NIM up 12 bps in 4Q09
• Expect continued expansion in NIM in
1Q10
– Approximately 5-10 bps
Yields and rates*
Reported NIM and YOY growth versus peers
9 bps 3.55%
4 bps
3.47%
NIM NIM growth
FITB Peer average
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL and company reports
*Core results above exclude $6M charge related to leveraged lease litigation in 1Q09. Also excluded are $81M, $41M, $35M, $27M, and $23M in loan discount accretion from the First Charter acquisition in 4Q08, 1Q09, 2Q09, 3Q09, and 4Q09 respectively.

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Balance sheet:
Continued growth in core funding
53
50
49
47 46
33
34
33
33
32
4Q08 1Q09 2Q09 3Q09 4Q09
Commercial Loans Consumer Loans
28
30
32 32
34
21
21
21 21
22
15
16
16
17
16
4Q08 1Q09 2Q09 3Q09 4Q09
Demand/IBT Savings/MMDA Consumer CD/Core foreign
Extended nearly $75B of new and renewed credit in 2009
• CRE loans down 4% sequentially and 17% year-over-year
– Reduced exposure to homebuilder/developer and other non-owner occupied loans; sale or transfer to held-for-sale of $1.3B in 4Q08
– New homebuilder/developer, non-owner occupied CRE suspended 2008
• C&I loans down 6% sequentially and 15% from 4Q08 largely due to lower line utilization and soft demand
• Strong mortgage originations - $2.0B in residential mortgage loans held-for-
sale warehouse (not carried in loans held-for investment)
• Core deposit to loan ratio of 93%, up from 75% in 4Q08
• Everyday Great Rates strategy continues to drive core deposit growth
– DDAs up 6% sequentially and 24% from the previous year
– Commercial core deposits up 12% sequentially and 28% from the previous year
– Retail core deposits were flat sequentially and up 6% from the previous year
Average loan growth ($B)
Average core deposit growth ($B)
86
84
82
80
78
64
67
69
70
72
14
12
12
10
8
13
10
8
6
4
13
13
11
10
10
4Q08 1Q09 2Q09 3Q09 4Q09
Non-core deposits ST borrowings LT debt
Average wholesale funding ($B)
40
35
31
22
26
• Reduced wholesale funding by $3.8 billion sequentially and $17.5 billion from the previous year
– Non-core deposits down 19% sequentially and 39% from the previous year
– Short term borrowings down 39% sequentially and 73% from the previous year
– Long-term debt up 3% sequentially and down 21% from the previous year
• Portion of excess core funding invested in agency mortgage-backed securities
(balance sheet hedges added to mitigate interest rate risk)

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Fee income and expenses – core trends*
556
620
645
605
629
45
30
8
3
22
$0
$100
$200
$300
$400
$500
$600
$700
4Q08 1Q09 2Q09 3Q09 4Q09
Core Fee Income Effect from Credit
Fee income ($M)
Expenses ($M)
998
913 912
939 945
106
87
46
100
55
$0
$200
$400
$600
$800
$1,000
$1,200
4Q08 1Q09 2Q09 3Q09 4Q09
Core Noninterest Expense Effect from Credit
• Strong mortgage banking results continued in 4Q09,
resulting in $4.4B of originations and $132M in net revenue
• Investment advisory revenue up 4% from the previous
quarter driven by higher market values
• Card and processing revenue increased 3% sequentially and
9% from the previous year (excluding divested EPP revenue)
• Corporate banking revenue up 15% sequentially driven by
growth in institutional sales, interest rate derivative sales revenue, and business lending fees
• Equity income from the FTPS JV was $8M in the fourth
quarter versus $7M the previous quarter
• Credit related cost affected fee income by $30M in 4Q09
compared with $45M the previous quarter
• Declines in core expenses drive by broad-based, disciplined expense control
• Core efficiency ratio of 61% in 4Q09, an improvement from
62% in 3Q09 and 68% in 4Q08
• Credit related costs affected non-interest expenses by $55M in 4Q09 compared with $100M the previous quarter
* Refer to slide 6 for itemized effects of non-core fees and expenses

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Pre-tax pre-provision earnings
4.8%
4.7%
4.1%
3.5%
2.9% 2.9%
2.4%
1.8%
1.6% 1.6%
1.5%
1.4% 1.4%
WFC USB PNC BBT FITB MTB HBAN ZION RF CMA KEY STI MI
Peer average: 2.7%
4Q09 core PPNR / average loans (annualized)*
Core PPNR trend
450
483
564
535
562
45
30
106
87
46
100
55
8
3
22
$0
$100
$200
$300
$400
$500
$600
$700
4Q08 1Q09 2Q09 3Q09 4Q09
Core Fee Income Effect from Credit Noninterest Expense Effect from Credit
Fifth Third’s pre-tax, pre-provision net revenue (PPNR) to RWA higher than most regional bank peers
Core PPNR reconciliation
Source: SNL and company reports. Core PPNR excludes securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, divested fees and expenses related to FTPS, and other non-recurring items where appropriate.
4Q08 1Q09 2Q09 3Q09 4Q09
Reported PPNR (GAAP) ($488) $511 $2,393 $844 $562
Adjustments:
Gain on sale of Visa shares - - - (244) -
BOLI charge 34 54 - - -
Gain from sale of processing interest - - (1,764) 6 -
Divested merchant and EFT revenue (160) (155) (169) - -
Securities gains/losses 40 24 (5) (8) (2)
Visa litigation reserve expense 8 - - (73) -
Other litigation reserve expense - - - - 22
FTPS Warrants - - - - (20)
Goodwill impairment charge 965 - - - -
Seasonal pension expense - - - 10 -
FDIC special assessment - - 55 - -
Divested merchant and EFT expense (estimated) 51 49 54 - -
Core PPNR $450 $483 $564 $535 $562
Credit Related Adjustments:
OREO write-downs, FV adjs, & G/L on loan sales 22 3 8 45 30
Problem asset work-out expenses 106 87 46 100 55
Credit adjusted PPNR $578 $573 $618 $680 $647

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Portfolio performance drivers
Performance largely driven by No participation in exotic mortgages
Discontinued or suspended lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $110 million in
4Q09
– Total charge-off ratio 3.6% (3.1% ex-HBs)
– Commercial charge-off ratio 4.1% (3.2% ex-
HBs)
• Brokered home equity charge-offs 7.0% in 4Q09
– Direct home equity portfolio 1.9%
4Q09 NCO Ratios Coml Cons Total
FL/MI 8.4% 5.3% 7.1%
Other 2.5% 2.1% 2.3%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($2.9B down to $1.9B)
Suspended in 2008
• Homebuilder/residential development ($3.3B down
to $1.6B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($9.2B down to
$8.0B)
Saleability
• All mortgages originated for intended sale*
Total 4.1% 3.0% 3.6%

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Troubled debt restructurings (TDR) overview
Successive improvement in vintage
performance during 2008 and 2009, even
as volume of modification increased
Fifth Third’s mortgage portfolio TDRs
have redefaulted at a lower rate than other
bank held portfolio modifications
— Fifth Third’s TDRs are about a third
less likely to redefault than
modifications on GSE mortgages
Mortgage TDR charge-offs in 2009 were
approximately $50 million (15% of
mortgage charge-offs); expected to be
approximately $100 million in 2010 due to
seasoning and growth in the TDR portfolio
— Other mortgage charge-offs
(unrelated to TDRs) are expected to
decline in 2010 due to improving
delinquency trends, lower severities
and portfolio maturation
— Included in 2010 charge-off outlook
Total charge-offs on consumer real estate
(home equity and mortgage) TDRs
expected to be ~$200 million in 2010 vs.
$110 million in 2009
— Included in 2010 charge-off outlook
0%
10%
20%
30%
40%
50%
3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 2Q09; industry data cumulative through 2Q09
0%
10%
20%
30%
40%
50%
60%
70%
3 months 6 months 9 months 12 months
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69M
2Q08    $135M
3Q08    $146M
4Q08    $176M
1Q09    $221M
2Q09    $257M
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(through June 2009)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac

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Manageable commercial real estate exposure
500%
317%
304%
279%
244%
181%
175%
164%
160%
153%
151% 149%
140%
MTB MI RF ZION CMA USB HBAN PNC KEY STI BBT WFC FITB
CRE / TCE
CRE / Assets
420%
419% 418%
294%
264%
255%
247%
218%
212%
205%
195%
192%
632%
MTB RF MI ZION CMA HBAN PNC USB KEY FITB WFC STI BBT
Peer average: 309%
Source: SNL and company reports.
CRE / (TCE + Reserves)
CRE / Loans
43%
40%
38%
33%
32%
26%
21%
20%
19%
18%
17% 17%
15%
MI MTB RF CMA ZION KEY HBAN FITB STI BBT USB WFC PNC
Peer average: 27%
Peer average: 229%
14%
13%
12%
11%
11%
9%
34%
15%
16%
24%
24%
25%
30%
MI MTB ZION RF CMA KEY HBAN FITB STI USB BBT WFC PNC
Peer average: 19%
CRE exposure lower than peer average; problems relatively more manageable given capital and reserves

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4Q09 credit results
Source: SNL and company reports. NPAs exclude loans held-for-sale and covered assets.
Year-over-year NCO growth versus peers
34%
46% 49%
85%
95%
100%
107% 108%
113%
132%
198%
403%
(5%)
FITB MTB RF MI CMA HBAN KEY STI BBT USB WFC ZION PNC
Peer average: 122%
NPA ratio versus peers Year-over-year NPA growth versus peers
27%
31%
36% 37%
62%
67%
75%
97%
105%
108%
192%
207% 216%
HBAN CMA MI STI FITB MTB KEY USB ZION BBT PNC WFC RF
Peer average: 100%
0.5%
1.5%
2.5%
3.5%
4.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
FITB Peer Average
3.2%
3.2%
1.4%
2.5%
2008 2009
FITB Peer Average
Net charge-off ratio versus peers

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Strong reserve position
1,627
490
626
756
708
729
283
415
196 68
4.69%
4.88%
3.31%
4.28%
3.72%
$0
$500
$1,000
$1,500
$2,000
$2,500
4Q08 1Q09 2Q09 3Q09 4Q09
Net Charge-offs Additional Provision Reserves
Industry leading reserve level
Coverage ratios are strong relative to peers
127%
116%
132%
90%
78%
113%
Reserves / NPLs Reserves / NPAs Reserves / Annualized NCOs
FITB Peer Average
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.
1. FITB 4.88%
2. KEY 4.31%
3. HBAN 4.03%
4. ZION 3.81%
5. RF 3.43%
6. MI 3.35%
7. PNC 3.22%
8. WFC 3.13%
9. STI 2.74%
10. USB 2.60%
11. BBT 2.51%
12. CMA 2.34%
13. MTB 1.69%
Peer Average 3.10%
Reserves / Total loans

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Updated stress testing - process overview
Similar process to that used in 2008 and SCAP processes; updated for actual performance and current economic expectations
Stress case scenario key economic assumptions (Moody’s Economy.com “Longer
Recession and Weaker Recovery Case”)
— Unemployment of 12.1% in 2010 and 11.4% in 2011
— Housing prices fall 12% in 2010 and 4% in 2011
— GDP growth of 0.7% in 2010 and 4.7% in 2011
Commercial
— 33 geographic/industry sectors analyzed and regressed against economic and performance drivers
— Migration trends from criticized to nonaccrual and charge-off evaluated by region and industry
Consumer
— Portfolios subdivided into appropriate categories (i.e. liquidating vs. non-
liquidating home equity)
— Results derived using combination of regression models, loss curves and roll rates, and applied economic factors
–
Mortgage and home equity key correlation: HPI
–
Credit card key correlation: unemployment
–
Other consumer key correlations: unemployment and GDP

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Updated credit loss expectations vs. SCAP scenarios
$4.1B
$5.0B
$2.8B
Moody’s Longer
Recession / Weaker
Recovery Case**
Assumptions
(Dec. 2009)
Moody’s Base
Case** Assumptions
(Dec. 2009)
Realized credit losses have been significantly below SCAP submissions, which is expected to continue
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario
(Supervisory; Mar 2009)
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.
** Source for assumptions: Moody’s Economy.com. Assumptions as of year-end 2009.
Actual
$2.6B
Actual
$2.7B
Fifth Third
capitalized for this
level of losses under
SCAP (plus surplus
raised vs. buffer)
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then-
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes at
the time
– Economic and credit market
conditions have been much
better than potential
downside expectations in
Spring 2009, benefitting
results vs. SCAP scenarios
Base and stress scenarios reflect
Moody’s Base Case and Moody’s
Longer Recession and Weaker
Recovery Case (as of December
2009)**
Our current expectation is for
2010 losses to be lower than 2009
$2.9B
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
$5,500
2008 2009 2010

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7.5%
7.7%
7.7%
8.2% 8.3%
8.8% 8.8%
9.3%
9.6% 9.6%
9.8%
9.9%
11.5%
BBT FITB KEY USB STI WFC CMA HBAN PNC RF MI ZION MTB
Strong capital position
Source: SNL and company reports.
* MTB Tier 1 and Tier 1 common ratios as of 09/30/2009.
TCE + reserves / Loans
Tangible common equity ratio
8.1%
8.0%
7.6%
6.6%
6.5%
6.1%
6.0% 6.0%
5.7%
5.4%
5.1% 5.1%
4.3%
MI CMA KEY STI FITB ZION RF BBT HBAN WFC USB MTB PNC
Peer average: 6.2%
Peer average: 11.9%
16.2%
14.5%
13.7% 13.6%
12.5% 12.5%
12.0%
11.7%
11.5%
11.4%
10.3%
9.7%
8.1%
KEY FITB MI CMA STI RF HBAN BBT WFC ZION PNC USB MTB
Strong capital ratios relative to peers, particularly considering reserve levels
Tier 1 common ratio
8.5%
8.2%
7.7%
7.5% 7.5%
7.2%
6.8%
6.7%
6.5% 6.5%
6.0%
5.5%
7.0%
BBT CMA STI MI KEY RF FITB USB HBAN ZION WFC PNC MTB
Peer average: 7.0%
Peer average w/
TARP: 11.1%
Peer average
w/o TARP: 8.9%
Tier 1 capital ratio (with and without TARP)
10.3%
8.4%
11.1%
11.6%
11.5%
12.1%
12.5%
12.9%
12.7%
13.3%

Fifth Third Bank | All Rights Reserved
2010 developments
Fifth Third response Macro themes
• Sluggish loan demand
• Deposits continue to
grow but expect some
diminution as liquidity
drawn down by deposits
to support expansion in
spending
• Additional consumer
regulation
• Higher interest rates
later in 2010
• TARP repayment
• Leverage existing customer relationships at the local level to offer our full portfolio of products and services across all of our lines of business
• Invest in sales force expansion initiatives to increase resources and branch hours while maintaining focus on a near-term return to profitability
• Reorient fee structure of products and services to offer a clearer and higher value proposition to our clients and create more
sustainable, consistent growth
• Maintain excess liquidity
• Remain committed to repayment in a manner that is in the best interest of all constituents, including shareholders

Fifth Third Bank | All Rights Reserved
Summary
Fifth Third continues to execute on its strategic initiatives and is focused on being well-positioned for the turn of the cycle.
• Dedicated to serving the needs
of families and businesses for
more than 150 years
• Businesses creating new and
profitable opportunities to
enhance value
• Trends in NII and NIM
compare favorably with peers
• Ongoing expense control
• Continued shift back toward
core funding
Core franchise remains strong
• Strong reserve coverage of
problem loans
• Aggressive management has
mitigated areas of highest risk
• Significantly enhanced SAG
and workout resources, while
continuing prudent lending
practices
• Some positive signs in 2H09
results, though challenges will
continue
Aggressive management of
credit issues
• Successfully completed June
2008 capital plan and SCAP
capital actions
• Actions exceeded SCAP Tier 1
common equity commitment
by 80%
• Current capital levels able to
withstand significant additional
economic deterioration as
demonstrated by the SCAP
assessment
Robust capital levels

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.